                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      FORM 8-K/A

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  June 28, 1996
                                                           -------------
                                  Crown Vantage Inc.
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               (EXACT NAME OF REGISTRATION AS SPECIFIED IN ITS CHARTER)

             Virginia                             1-13868      54-1752384
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          (STATE OR OTHER JURISDICTION          (COMMISSION   (IRS EMPLOYER
           OF INCORPORATION)                 FILE NUMBER)  IDENTIFICATION NO.)

         300 Lakeside Drive, Oakland, CA                    94612-3592
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (510) 874-3400

                                    Not applicable

            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Crown Vantage Inc. (the "Company" and the "Registrant") became an independent company on August 28, 1995 after the Board of Directors of James River Corporation of Virginia ("James River") distributed to its shareholders its holdings of all the outstanding stock of Crown Vantage Inc. by declaring and effecting a dividend of one share of the Company's common stock for every ten shares of James River common stock (the "Spin-Off"). Prior to the dividend, James River transferred to the Company (including transfers to its wholly-owned subsidiary Crown Paper Co.) certain of its assets, the Company assumed certain liabilities, and the Company obtained financing through a public debt offering and borrowings under bank credit facilities.

Coopers & Lybrand LLP are the independent accountants for James River and have previously reported on the financial statements of the Company in connection with the Spin-Off and for the year ended December 31, 1995. The reports of Coopers & Lybrand on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

As a newly-independent company, Crown Vantage Inc. has been reviewing its relationships with all its professional service providers to determine the appropriateness of continuing existing, or establishing new relationships for the new Company.

On June 25, 1996, the Audit Committee recommended and the Board of Directors approved, effective as of July 1, 1996, the selection of Ernst & Young LLP (newly engaged accountants) as independent accountants for the Company for the year ending December 29, 1996. Such selection replaces Coopers & Lybrand (former accountants).

The Company has had no disagreements with the former accountants during the two most recent fiscal years or the subsequent interim period to June 25, 1996 on any matter of accounting principle or practices, financial statement disclosure, or auditing scope of procedure, which if not resolved to the satisfaction of the former accountant, would have caused the former accountants to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested Coopers & Lybrand to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16 to this Form 8-K/A.

                                      SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROWN VANTAGE INC.



June 28, 1996

                                       /s/ Charles H. Shreve
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                                       Charles H. Shreve
                                       Senior Vice President
                                       Chief Accounting Officer